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                                                                    Exhibit 99.1
                                                                [EXECUTION COPY]


                 FORM OF MANAGEMENT UNIT SUBSCRIPTION AGREEMENT

         THIS MANAGEMENT UNIT SUBSCRIPTION AGREEMENT (this "Agreement") is made as of August 19, 2002, by and among Agrilink Holdings LLC, a Delaware limited liability company ("Holdings") and <<ExecutiveName>> (the "Executive").

         WHEREAS, the Executive is an employee of Agrilink Foods, Inc., a New York corporation (together with its successors, the "Company"), and one of several persons who are or will be key employees of the Company or one or more of its subsidiaries and who will hold interests in Holdings (collectively with the Executive, the "Management Investors");

         WHEREAS, the Company entered into a Unit Purchase Agreement with Vestar/Agrilink Holdings LLC, a Delaware limited liability company ("Vestar"), and Pro-Fac Cooperative, Inc., a New York cooperative corporation ("Pro-Fac"), dated as of June 20, 2002 (as amended from time to time in accordance with its terms, the "Purchase Agreement"), pursuant to which, among other things, Pro-Fac will contribute all of the capital stock of the Company to Holdings and Holdings will contribute such capital stock to Agrilink Holdings Inc., a Delaware corporation ("Agrilink Holdings"), Vestar will contribute cash to Holdings, and Holdings will issue Units as described in the Purchase Agreement (the "Reorganization"), all in accordance with the terms and subject to the conditions of the Purchase Agreement;

         WHEREAS, on the terms and subject to the conditions hereof and pursuant to Section 721(a) of the Internal Revenue Code, the Executive desires to contribute cash in the amount set forth on Schedule I hereto in exchange for the number of Class C Units and/or Class D Units of Holdings set forth on Schedule I attached hereto; and

         WHEREAS, subsequent to (A) the Reorganization and the transactions relating thereto and (B) the transactions set forth herein and the other Management Unit Subscription Agreements entered into between Holdings and the Management Investors, the Company shall be a subsidiary of Agrilink Holdings, which shall be a subsidiary of Holdings.

         NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1. Definitions.

   1.1. Activity Date. The term "Activity Date" shall have the meaning set forth in Section 7.2.

   1.2. Agreement. The term "Agreement" shall have the meaning set forth in the preface.

   1.3. Applicable Percentage. Except as provided otherwise in the next sentence, the term "Applicable Percentage" shall mean: (i) 0% during the one-year period commencing on the Closing Date; (ii) 20% during the one-year period commencing on the first anniversary of the Closing Date; (iii) 40% during the one-year period commencing on the second anniversary of the Closing Date;
(iv) 60% during the one-year period commencing on the third anniversary of the




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Closing Date; (v) 80% during the one-year period commencing on the fourth anniversary of the Closing Date; and (vi) 100% on and after the fifth anniversary of the Closing Date. Notwithstanding the foregoing, (A) immediately prior to and after the occurrence of a Sale of the Company, such Applicable Percentage shall mean 100%, and (B) in the case of a termination of employment described in Section 5.1(a)(iii)(B), such Applicable Percentage in clauses (i),
(ii) and (iii) shall be 0%, and in clauses (iv) and (v) and (vi) shall be 33%, 67% and 100%, respectively.

   1.4. Board. The "Board" shall mean the Management Committee of Holdings.

   1.5. Cause. The term "Cause" shall mean (i) the willful and continued failure or refusal by Executive to substantially perform his or her duties with the Company (other than any such failure resulting from termination for Good Reason), after a demand for substantial performance is delivered to Executive that specifically identifies the manner in which the Company believes that Executive has not substantially performed his or her duties, if Executive fails to resume substantial performance of his or her duties on a continuous basis within fourteen (14) days on receiving such demand, (ii) willful and gross misconduct on the part of Executive that is materially and demonstrably detrimental to the Company; or (iii) the commission by Executive of one or more acts which constitute either an indictable felony under United States federal, state, or local law or a crime involving moral turpitude. "Cause" under (i),
(ii) or (iii) shall be determined in good faith by a written resolution duly adopted by the Board at a meeting duly called and held for that purpose after reasonable notice to Executive and opportunity for Executive and his or her legal counsel to be heard.

   1.6. Class A Units. The term "Class A Units" means the Class A Units of Holdings.

   1.7. Class B Units. The term "Class B Units" means the Class B Units of Holdings.

   1.8. Class C Units. The term "Class C Units" means the Class C Units of Holdings.

   1.9. Class D Units. The term "Class D Units" means the Class D Units of Holdings.

   1.10. Closing. The "Closing" for the contribution of cash in exchange for Units hereunder shall occur immediately prior to the consummation of the Reorganization.

   1.11. Closing Date. The term "Closing Date" shall mean the date on which the Closing occurs.

   1.12. Company. The term "Company" shall have the meaning set forth in the preface.

   1.13. Competitive Activity. The term "Competitive Activity" shall have the meaning set forth in the Section 7.1.

   1.14. Cost. The term "Cost" shall mean, with respect to Units, the cash or fair market value of property per Unit contributed by the Executive (as proportionately adjusted for all subsequent distributions of Units and other recapitalizations) less the amount of distributions received by the Executive in respect of such Units.


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   1.15. Disability. The term "Disability" used in connection with the termination of employment of the Executive shall mean a determination by the Company in its sole discretion that Executive is unable to perform his job responsibilities as a result of chronic illness, physical, mental or any other disability for a period of six months or more.

   1.16. Employee and Employment. The term "employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Internal Revenue Code of 1986, as amended) of the Company or any of its subsidiaries, and the term "employment" shall include service as a part- or full-time employee of the Company or any of its subsidiaries.

   1.17. Executive. The term "Executive" shall have the meaning set forth in the preface.

   1.18. Executive Group. The term "Executive Group" shall have the meaning set forth in Section 5.1(a).

   1.19. Fair Market Value. The term "Fair Market Value" used in connection with the value of Units shall mean the fair value of the Units determined in good faith by the Board (without taking into account the effect of any contemporaneous repurchase of Units at less than Fair Market Value under Section
5); provided that, with respect to its calculation of the Fair Market Value of any class of Units, the Board shall assume, as of such calculation date, the sale of all of the assets of Holdings at fair value and the distribution of the proceeds resulting therefrom in accordance with the distribution provisions set forth in the LLC Agreement.

   1.20. Financing Default. The term "Financing Default" shall mean an event which would constitute (or with notice or lapse of time or both would constitute) an event of default under any of the following as they may be amended from time to time: (i) (A) one or more debt facilities or commercial paper facilities of the Company, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters or credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (the "Senior Secured Credit Facilities") or (B) those certain 11 7/8% Senior Subordinated Notes due November 1, 2008 in an aggregate principal amount of $200,000,000, issued by the Company on or about November 18, 1998, or any other similar notes or instruments that the Company or its subsidiaries may issue from time to time (the "Senior Subordinated Notes" and, together with the Senior Secured Credit Facilities, the "Senior Financing Agreements"); (ii) any other agreement (other than an agreement relating to the payment of trade payables in the ordinary course of business and consistent with industry custom) under which an amount of indebtedness of the Company or any of its subsidiaries in excess of $1,000,000 is outstanding as of the time of the aforementioned event, and any extensions, renewals, refinancings or refundings thereof in whole or in part; (iii) any provisions of the LLC Agreement (but not including amendments thereto after the Closing Date) designating the terms of the Units or setting forth restrictive financial covenants; (iv) any amendment of, supplement to or other modification of any of the instruments referred to in clauses (i) through (iii) above; and
(v) any of the securities issued pursuant to or whose terms are governed by the terms of any of the


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agreements set forth in clauses (i) through (iv) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

   1.21. Good Reason. The term "Good Reason" shall mean the occurrence of one of the following events: (i) without the express written consent of Executive, reduction in Executive's annual salary level, unless such reduction is part of a general salary reduction plan among all or substantially all of the executives of the Company that are on a comparable level with Executive; (ii) without the express written consent of Executive, the elimination of Executive's participation in, or a reduction in the percentage opportunity for incentive compensation through, any annual or long-term incentive plan, unless such elimination or reduction is part of a general change in the incentive plan affecting all or substantially all of the executives of the Company that are on a comparable level with Executive; (iii) without the express written consent of Executive, the elimination of Executive's participation in, or reduction in benefit level of, any benefit plan, vacation or other paid time off policy, unless such elimination or reduction is the result of an action taken by the Company relating to its need to comply with a tax or benefit law, or unless the elimination or reduction is part of a general change in policy or practice which affects all or substantially all of the executives of the Company that are on a comparable level with Executive; or (iv) without the express written consent of Executive, the Company requires as a condition of continued employment Executive to be based anywhere other than: (a) his or her office location as of the execution of this Agreement; or (b) another location, provided that such office or location is located within fifty (50) miles of the location specified in the preceding clause (a), in order for Executive to retain employment with the Company. Executive's continued employment shall not constitute consent to, or a waiver of, rights with respect to any circumstances constituting Good Reason herein. Such waiver or consent shall be evidenced only by a written statement of consent or waiver from Executive within thirty days of the event defined in (i) through (iv) above. Executive must notify the Board in writing within 30 days of the effective date of the event he or she believes has occurred that falls under
(i) through (iv) above. Upon receiving such written notification, the Company must respond to Executive in writing within 30 days of its opinion on, or its intention to immediately remedy, the situation that Executive believes is an event under (i) through (iv) above.

   1.22. Holdings. The term "Holdings" shall have the meaning set forth in the preface.

   1.23. LLC Agreement. The term "LLC Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of Holdings, dated as of August 19, 2002, entered into by and among the members of Holdings, as amended from time to time in accordance with its terms.

   1.24. Management Investors. The term "Management Investors" shall have the meaning set forth in the preface.

   1.25. Permitted Transferee. The term "Permitted Transferee" means any transferee of Units pursuant to clause (e) or (f) of the definition of "Exempt Transfer" as defined in the Securityholders Agreement.


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   1.26. Person. The term "Person" shall mean any individual, corporation, partnership, limited liability company, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

   1.27. Preferred Units. The term "Preferred Units" means the Class P Units of Holdings.

   1.28. Pro-Fac. The term "Pro-Fac" means Pro-Fac Cooperative, Inc., a New York cooperative corporation.

   1.29. Public Offering. The term "Public Offering" shall have the meaning set forth in the Securityholders Agreement.

   1.30. Purchase Agreement. The term "Purchase Agreement" shall have the meaning set forth in the preface.

   1.31. Reorganization. The term "Reorganization" shall have the meaning set forth in the preface.

   1.32. Retirement. The term "Retirement" shall mean, with respect to the Executive, the Executive's retirement as an employee of the Company or any of its subsidiaries on or after reaching age 65, or such earlier age as may be otherwise determined by the Board of Directors of the Company, after at least three years employment with the Company or any of its subsidiaries after the Closing Date.

   1.33. Sale of the Company. The term "Sale of the Company" shall have the meaning set forth in the Securityholders Agreement.

   1.34. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, as the same may be amended from time to time.

   1.35. Securityholders Agreement. The term "Securityholders Agreement" shall mean the Securityholders Agreement dated as of the Closing Date, among Holdings, Vestar, Pro-Fac, the Management Investors, and the other securityholders a party thereto, as it may be amended or supplemented thereafter from time to time.

   1.36. Termination Date. The term "Termination Date" means the date upon which Executive's employment with the Company and its subsidiaries is terminated for any reason.

   1.37. Transaction Documents. The term "Transaction Documents" means, collectively, (i) the LLC Agreement, (ii) the Securityholders Agreement and
(iii) each of the other agreements, documents and instruments executed in connection with the Purchase Agreement and the transactions contemplated thereby.

   1.38. Units. The term "Units" shall mean the Preferred Units, Class A Units, Class B Units, Class C Units, Class D Units and any other class of equity securities issued by Holdings, whether pursuant to this Agreement or any other arrangement.


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   1.39. Unvested Percentage. The term "Unvested Percentage" shall mean the result of one minus the Applicable Percentage at the time of determination.

   1.40. Unvested Units. The term "Unvested Units" shall mean, with respect to any class of Units held by the Executive Group, the number of Units of such class obtained by multiplying the Unvested Percentage by the number of Units of such class held by the Executive Group.

   1.41. Vestar. The term "Vestar" means Vestar/Agrilink Holdings LLC, a Delaware limited liability company.

2. Purchase and Sale of Units.

   2.1. Contribution of Cash; Delivery of Note. Pursuant to the terms and subject to the conditions set forth in this Agreement, the Executive hereby agrees to contribute, and Holdings hereby agrees to receive, cash in an amount set forth on Schedule I attached hereto and Executive hereby agrees to contribute, and Holdings hereby agrees to receive, a promissory note (the "Note") in the principal amount set forth on Schedule I, and to enter into a pledge agreement (the "Pledge Agreement") in connection with the Note, in exchange for the number of Units set forth on Schedule I.

   2.2. Closing Events. At the Closing, subject to the terms and conditions set forth in this Agreement, the parties hereto shall consummate the following transactions:

        (a) The Executive shall deliver to Holdings (i) the amount of cash set forth in Schedule I attached hereto by check or wire transfer of immediately available funds and (ii) an executed Note and Pledge Agreement; and

        (b) Holdings shall deliver to the Executive (i) unit certificates representing the number of each class of Units set forth on Schedule I attached hereto and (ii) an executed Pledge Agreement.

   2.3. Section 83(b) Election. With respect to the Units received by Executive, within 30 days after the Closing, Executive shall make a timely election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder in the form of Exhibit B attached hereto.

3. Representations and Warranties of the Executive and Holdings.

   3.1. Representations of the Executive. The Executive represents and warrants to Holdings that the statements contained in this Section 3.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date, with respect to himself:

        (a) Power and Authority. The Executive has full power and authority to execute and deliver this Agreement, the Note and the Pledge Agreement and perform his obligations hereunder and thereunder. This Agreement constitutes, and when executed each of the Note and the Pledge Agreement will constitute, the valid and legally binding obligation of the Executive, enforceable in accordance with its terms and conditions. To the best of his


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knowledge, the Executive need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, the Note or the Pledge Agreement.

        (b) Noncontravention. To the best of his knowledge, neither the execution and the delivery of this Agreement, the Note or the Pledge Agreement, nor the consummation of the transactions contemplated hereby and thereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Executive is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Executive is a party or by which he is bound or to which any of his assets is subject.

        (c) Brokers' Fees. The Executive has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Holdings or any of its affiliates could become liable or obligated.

   3.2. Units Unregistered. The Executive acknowledges and represents that Executive has been advised by Holdings that:

        (a) the offer and sale of the Units have not been registered under the Securities Act;

        (b) the Units must be held indefinitely and the Executive must continue to bear the economic risk of the investment in the Units unless the offer and sale of such Units are subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

        (c) there is no established market for the Units and it is not anticipated that there will be any public market for the Units in the foreseeable future;

        (d) a restrictive legend in the form set forth below and the legends set forth in Section 8.2(a) and (b) of the Securityholders Agreement and in
   Section 2.10 of the LLC Agreement shall be placed on the certificates representing the Units:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE OPTIONS AND OTHER PROVISIONS SET FORTH IN A MANAGEMENT UNIT SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE EXECUTIVE DATED AS OF August 19, 2002, AS AMENDED AND MODIFIED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE"; and

        (e) a notation shall be made in the appropriate records of Holdings indicating that the Units are subject to restrictions on transfer and, if Holdings should at some time


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   in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Units.

   3.3. Representations of Holdings. Holdings represents to the Executive that the statements contained in this Section 3.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date, with respect to itself:

        (a) Organization and Power. Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to enter into this Agreement and perform its obligations hereunder.

        (b) Authorization. The execution, delivery and performance of this Agreement by Holdings and the consummation of the transactions contemplated hereby by Holdings have been duly and validly authorized by all requisite limited liability company action on the part of Holdings, and no other proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by Holdings, and this Agreement constitutes a valid and binding obligation of Holdings, enforceable in accordance with its terms and conditions. Holdings need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

        (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Holdings is subject or any provision of its charter or bylaws or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Holdings is a party or by which it is bound or to which any of its assets is subject.

        (d) Capitalization. All of the issued and outstanding Units have been duly authorized and are validly issued. Except as set forth in the Transaction Documents, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Holdings to issue, sell, or otherwise cause to become outstanding any of its Units. Except as set forth in the Transaction Documents, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Holdings. Except as set forth in the Transaction Documents, there are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Holdings.

4. Covenants of the Executive and Holdings.

   4.1. Covenants. The Executive and/or Holdings each agree as follows with respect to the period between the execution of this Agreement and the Closing:


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        (a) General. The Executive and Holdings each will use his or its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

        (b) Notification. Each of the parties hereto shall disclose to the other parties hereto in writing any material breach by such party of the representations and warranties of such party contained in Section 3 hereof promptly upon discovery thereof.

5. Certain Sales Upon Termination of Employment.

   5.1. Call Options.

        (a) If the Executive's employment with the Company or any of its subsidiaries terminates for any of the reasons set forth in clauses (i), (ii) or
(iii) below prior to a Sale of the Company, or if the Executive engages in Competitive Activity, for any Units issued 181 days or more prior to the date of Executive's termination of employment or engagement in Competitive Activity, within 90 days after such date (or in the case of Units issued 180 days or less prior to the Termination Date or at any time after such date, no earlier than 181 days and no later than 271 days after the date of issuance of such Units), Holdings shall have the right and option to purchase, and the Executive and the Executive's Permitted Transferees (hereinafter referred to as the "Executive Group") shall be required to sell to Holdings, any or all Units then held by such member of the Executive Group (it being understood that if Units of any class subject to repurchase hereunder may be repurchased at different prices, Holdings may elect to repurchase only the portion of the Units of such class subject to repurchase hereunder at the lower price), at a price per Unit equal to the applicable purchase price determined pursuant to Section 5.1(c):

        (i) if the Executive's active employment with the Company and its subsidiaries is terminated due to the Disability, death or Retirement of the Executive;

        (ii) if the Executive's active employment with the Company and its subsidiaries is terminated by the Company and its subsidiaries without Cause or by the Executive for Good Reason;

        (iii) if the Executive's active employment with the Company and its subsidiaries is terminated (A) by the Company or any of its subsidiaries for Cause or (B) by the Executive for any other reason not set forth in Section 5.1(a)(i) or Section 5.1(a)(ii).

        (b) If Holdings desires to exercise one of its options to purchase Units pursuant to this Section 5.1, Holdings shall, not later than the expiration of the applicable period described for such purchase in Section 5.1(a), send written notice to Executive and, to the extent Holdings has been provided with notice information pursuant to Section 8.10 with respect to any member of the Executive Group, to each such member of the Executive Group, of its intention to purchase Units, specifying the number of Units to be purchased (the "Call Notice"). Subject to the provisions of Section 6, the closing of the purchase shall take place at the principal office of Holdings on the later of the 30th day after the giving of the Call Notice and the date that is 10


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business days after the final determination of Fair Market Value. Subject to the provisions of Section 6, the Executive shall deliver to Holdings duly executed instruments transferring title to the applicable Units to Holdings, against payment of the appropriate purchase price by (i) in the case of a termination of employment described in Section 5.1(a)(i) or Section 5.1(a)(ii), cashier's or certified check payable to the Executive or by wire transfer of immediately available funds to an account designated by the Executive, and (ii) in the case of a termination of employment described in Section 5.1(a)(iii)(A) or (B) or if the Executive engages in any Competitive Activity, delivery of Subordinated
Notes as described in Section 6.

        (c) In the event of a purchase by Holdings pursuant to Section 5.1(a), the purchase price shall be (in each case after taking account of any prior purchases pursuant to Section 5.1(a)):

        (i) if the Executive engages in any Competitive Activity, a price per Unit equal to the lesser of (A) Fair Market Value (measured as of the Activity Date) and (B) Cost;

        (ii) in the case of a termination of employment described in Section 5.1(a)(i) or Section 5.1(a)(ii), (1) for any Unvested Unit, the Cost of such Unit, and (2) for any other Unit, the Fair Market Value of such Unit (measured as of the date of the Call Notice);

        (iii) in the case of a termination of employment described in Section 5.1(a)(iii)(B), (1) for any Unvested Unit, the lesser of (x) the Fair Market Value (measured as of the date of the Call Notice) and (y) the Cost of such Unit, and (2) for any other Unit, the Fair Market Value of such Unit (measured as of the date of the Call Notice); and

        (iv) in the case of a termination of employment described in Section 5.1(a)(iii)(A), a price per Unit equal to the lesser of (A) Fair Market Value (measured as of the date of the Call Notice) and (B) Cost.

   5.2. Obligation to Sell Several. If there is more than one member of the Executive Group, the failure of any one member thereof to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by Holdings shall not excuse, or constitute a waiver of its rights against, the defaulting member.

6. Certain Limitations on Holdings's Obligations to Purchase Units.

   6.1. Payment for Units. If at any time Holdings elects to purchase any Units pursuant to Section 5, Holdings shall pay the purchase price for the Units it purchases (i) first, by offsetting indebtedness, if any, owing from the Executive to Holdings (which indebtedness shall be applied pro rata against the proceeds receivable by each member of the Executive Group receiving consideration in such repurchase) and (ii) then (unless Section 5.1(b)(ii) applies), by Holdings' delivery of a cashier's or certified check or wire transfer of immediately available funds for the remainder of the purchase price, if any, against delivery of the certificates or other instruments representing the Units so purchased, duly endorsed; provided that if such cash


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payment, or the payment to Holdings of funds (by dividend, distribution or otherwise) for such purpose by Holdings, Inc., or the payment to Holdings Inc. of funds for such purpose by the Company, would result (A) in a violation of any law, statute, rule, regulation, policy, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Company or any of its subsidiaries or any of its or their property or (B) after giving effect thereto, a Financing Default, or (C) if the Board determines in good faith that immediately prior to such purchase there shall exist a Financing Default which prohibits such purchase, dividend, distribution or other payment ((A) through (C) collectively the "Cash Deferral Conditions"), the portion of the cash payment so affected may be made (or, if Section 5.1(b)(ii) applies, then the entire payment shall be made) by Holdings' delivery of a junior subordinated note of Holdings (a "Subordinated Note") with a principal amount equal to the balance of the purchase price and which shall bear interest annually at the "prime rate" published in The Wall Street Journal on the date of issuance. The interest on any Subordinated Note issued hereunder shall be payable at maturity or upon payment of distributions by Holdings (other than tax distributions) in respect of Units. Any Subordinated Note issued hereunder shall be promptly paid (i) when the Cash Deferral Condition which prompted its issuance no longer exists and the payment thereof will not cause a Cash Deferral Condition to occur, unless
Section 5.1(b)(ii) applies, in which case on the fifth anniversary of the date of issuance of such Subordinated Note, (ii) upon consummation of an initial public offering of the Company (or its successors) (to the extent allowed by the underwriters of such initial public offering), or (iii) upon a Sale of the Company from net cash proceeds, if any, payable to Holdings or its unitholders; to the extent that sufficient net cash proceeds are not so payable, the Subordinated Note shall be cancelled in exchange for such non-cash consideration received by unitholders in the Sale of the Company having a fair market value equal to the principal of and accrued interest on the Subordinated Notes as determined by the Board. If interest is required to be paid on any Subordinated Note prior to maturity and any Cash Deferral Conditions exist, such interest may be cumulated and accrued until and to the extent that such prohibition no longer exists.

   6.2. Additional Payment Provisions. Notwithstanding the provisions of Sections 5.1 and 6.1, to the extent that, as the result of any of the circumstances described in the Cash Deferral Conditions, Holdings would be precluded from issuing Subordinated Notes as described in Section 6.1, then (i) Holdings shall not be required to issue such Subordinated Notes and (ii) Holdings shall not be required to determine the Fair Market Value of any Units, if applicable, until such time as the applicable circumstances no longer preclude such issuance. At such time as the applicable circumstances no longer preclude such issuance, Holdings will promptly undertake to implement the provisions of Sections 5.1 and 6.1 as contemplated in accordance with their terms.

7. Noncompetition; Confidentiality.

   7.1. Competitive Activity. Executive covenants and agrees not to engage in any Competitive Activity. Executive shall be deemed to have engaged in "Competitive Activity" if, during the period commencing on the date hereof and ending on the later of the second anniversary of the date Executive's employment with the Company or its subsidiaries terminates and the third anniversary of the Closing Date, (i) Executive, for himself or on behalf of any other Person, engages, directly or indirectly, as an executive, agent, representative, consultant, partner, shareholder or holder of any other financial interest, in any business that competes with the Company or its subsidiaries in the line of business Executive is employed in by the Company or its subsidiaries (as applicable), as such business is described on Schedule II attached hereto (a "Competing Business") (it being understood and agreed that Executive's activities shall not satisfy this clause (i) where (A) Executive is employed by a Person engaged in a variety of activities, including the Competing Business, and Executive is not engaged in or responsible for the Competing Business of such entity or (B) Executive is a passive owner of not more than 2% of the outstanding publicly traded stock of any class of an entity engaged in a Competing Business so long as Executive has no active participation in the business of such entity, except to the extent permitted above); or (ii) Executive, directly or indirectly through another Person, (A) induces or attempts to induce any employee of the Company or its subsidiaries to leave the employ of the Company or its subsidiaries, or in any way interferes with the relationship between the Company or any of its subsidiaries and any employee thereof, (B) knowingly hires any person who was an employee of the Company or any of its subsidiaries within 180 days prior to the time such employee was hired by Executive, (C) induces or attempts to induce any customer, supplier (including any Pro-Fac member), licensee or other business relation of the Company or any of its subsidiaries to cease doing business with the Company or its subsidiaries (or, in the case of a Pro-Fac member, Pro-Fac) or in any way interferes with the relationship between any such customer, supplier, licensee or business relation and the Company or any of its subsidiaries or (D) directly or indirectly acquires or attempts to acquire an interest in any business relating to the business of the Company or any of its subsidiaries and with which the Company or any of its subsidiaries has entertained discussions or has requested and received information relating to the acquisition of such business by the Company or its subsidiaries in the one-year period immediately preceding Executive's termination of employment with the Company.

   7.2. Activity Date. If Executive engages in Competitive Activity, the "Activity Date" shall be the first date on which Executive engages in such Competitive Activity.

   7.3. Repayment of Proceeds. If Executive engages in Competitive Activity, then Executive shall be required to pay to Holdings, within ten business days following the Activity Date, an amount equal to the excess, if any, of (A) the aggregate proceeds Executive received upon the sale or other disposition of all or any portion of Executive's Units, over (B) the aggregate Cost of the Units sold or disposed of.

   7.4. Confidentiality. Executive acknowledges that the information, observations and data obtained by him or her while employed by the Company and its subsidiaries concerning the business or affairs of the Company and its subsidiaries ("Confidential Information") are the property of the Company or such subsidiaries. Therefore, the Executive agrees that, during the course of his or her employment by the Company and its subsidiaries and for a period of two years following termination, Executive shall not disclose to any unauthorized person or use for his or her own purposes any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions. Executive shall deliver to the Company, upon the termination of his or her employment (or at any other time the Company may request), all memoranda, notes, plans, records, computer tapes, printouts, and software and other documents and data (and copies thereof) relating to the Confidential

Information or the business of the Company or any subsidiary which he or she may then possess or have under his or her control.

8. Miscellaneous.

   8.1. Transfers to Permitted Transferees. Prior to the transfer of Units to a Permitted Transferee (other than a transfer in connection with or subsequent to a Sale of the Company), the Executive shall deliver to Holdings a written agreement of the proposed transferee (a) evidencing such Person's undertaking to be bound by the terms of this Agreement and (b) acknowledging that the Units transferred to such Person will continue to be Units for purposes of this Agreement in the hands of such Person. Any transfer or attempted transfer of Units in violation of any provision of this Agreement or the Securityholders Agreement shall be void, and Holdings shall not record such transfer on its books or treat any purported transferee of such Units as the owner of such Units for any purpose.

   8.2. Deemed Transfer of Units. If Holdings shall deliver, at the time and place and in the amount and form provided in this Agreement, the consideration for the Units to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the Person from whom such Units are to be repurchased shall no longer have any rights as a holder of such Units (other than the right to receive payment of such consideration in accordance with this Agreement), and such Units shall be deemed purchased in accordance with the applicable provisions hereof and Holdings shall be deemed the owner and holder of such Units, whether or not certificates therefor have been delivered as required by this Agreement.

   8.3. Recapitalizations, Exchanges, Etc., Affecting Units. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Units, to any and all securities of Holdings or any successor or assign of Holdings (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Units, by reason of any distribution payable in Units, issuance of securities, combination, recapitalization, reclassification, merger, consolidation or otherwise.

   8.4. Executive's Employment by the Company. Nothing contained in this Agreement shall be deemed to obligate Holdings, the Company or any subsidiary of the Company or Holdings to employ the Executive in any capacity whatsoever or to prohibit or restrict the Company (or any such subsidiary) from terminating the employment of the Executive at any time or for any reason whatsoever, with or without Cause.

   8.5. Indemnification by Executive. Executive agrees to indemnify and hold harmless Holdings against any and all losses, liabilities, damages, judgments, fines, fees or expenses, including, without limitation, attorneys' fees (for purposes of this Section 8.5, hereinafter "Losses"), incurred in connection with any failure to withhold amounts relating to the Units acquired herein by the Management Investors. In the event there is a determination within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended, that Holdings properly failed to withhold amounts relating to the Units acquired herein by Executive, Executive shall provide Holdings with a Form 4669 or other suitable evidence of payment of taxes (which will include a cancelled check or a copy of the relevant signed tax return) with respect to the receipt of any distributions relating to the Units acquired herein by Executive. To the extent either Holdings and/or any of its affiliates is entitled to any tax deduction with respect to the issuance of Units, Holdings shall specially allocate such deduction to the Executive. Each of Executive and Holdings shall notify the other (in a manner described in Section 8.10 of this Agreement) within 20 days of first receiving notice of an audit or other proceeding being conducted by the Internal Revenue Service or any state or local taxing authority relating to the Units acquired herein by the Management Investors, and both Executive and Holdings shall assist each other during the course of such audit or other proceeding to the extent that such assistance is reasonably requested.

   8.6. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no Permitted Transferee shall derive any rights under this Agreement unless and until such Permitted Transferee has executed and delivered to Holdings a valid undertaking and becomes bound by the terms of this Agreement.

   8.7. Amendment; Waiver. This Agreement may be amended only by a written instrument signed by the parties hereto. No waiver by any party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

   8.8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein.

   8.9. Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to this Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Holdings and the members of the Executive Group hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each of the members of the Executive Group and Holdings hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. Each of Holdings and the members of the Executive Group hereby waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

   8.10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered, telecopied (with confirmation of receipt), one day after deposit with a reputable overnight delivery service (charges prepaid) and three days after deposit in the U.S. Mail (postage prepaid and return receipt requested) to the address set forth below or such other address as the recipient party has previously delivered notice to the sending party.

         (a) If to Holdings
             Agrilink Holdings LLC
             c/o Vestar Capital Partners IV, L.P.
             245 Park Avenue, 41st Floor
             New York, NY  10167
             Attention: David M. Hooper
             Facsimile: (212) 808-4922

          with copies to:

             Vestar Capital Partners IV, L.P.
             245 Park Avenue, 41st Floor
             New York, NY  10167
             Attention: General Counsel
             Facsimile: (212) 808-4922

             Kirkland & Ellis
             Citigroup Center
             153 East 53rd Street
             New York, NY 10022
             Attention: Michael Movsovich, Esq.
             Facsimile: (212) 446-4900

        (b) If to the Executive, to the address as shown on the unit register of Holdings.

         with copies to:

                ----------------------------
                ----------------------------
                ----------------------------
                ----------------------------


   8.11. Integration. This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

   8.12. Counterparts. This Agreement may be executed in separate counterparts (including by means of telecopied signature pages), and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

   8.13. Rights Cumulative; Waiver. The rights and remedies of the Executive and Holdings under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.



                                    * * * * *

         IN WITNESS WHEREOF, the parties have executed this Management Unit Subscription Agreement as of the date first above written.



                                         AGRILINK HOLDINGS LLC

                                         By:
                                            ------------------------------------

                                         Its:
                                            ------------------------------------



                                         ---------------------------------------
                                                   <<ExecutiveName>>

                                CONSENT OF SPOUSE

         I, ____________, the undersigned spouse of Executive, hereby acknowledge that I have read the foregoing Management Unit Subscription Agreement (the "Agreement") and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's Units (as defined in the Agreement) under certain circumstances and imposes other restrictions on the transfer of such Units. I agree that my spouse's interest in the Units is subject to the Agreement and any interest I may have in such Units shall also be irrevocably bound by the Agreement and, further, that my community property interest in such Units, if any, shall be similarly bound by the Agreement.

         I am aware that the legal, financial and other matters contained in the Agreement are complex and I am encouraged to seek advice with respect thereto from independent legal and/or financial counsel. I have either sought such advice or determined after carefully reviewing the Agreement that I hereby waive such right.



                                         Acknowledged and agreed this ___ day of
                                         _____________, 2002.



                                         ---------------------------------------

                                          Name:
                                               ---------------------------------


                                         ---------------------------------------
                                                         Witness

                                   SCHEDULE I

            Cash                Principal Amount of Note               Units
---------------------------------------------------------------------------------------------
      <<CashAmount_>>                <<NoteAmount>>         <<CInvestment_>>Class C Units

                                                            <<DInvestment_>>Class D Units
---------------------------------------------------------------------------------------------

                                   SCHEDULE II

Competing Business: "Competing Business" shall mean any business which, in the judgment of the Board of Directors of the Company, is in substantial competition with Holdings or any of its subsidiaries